UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

ORGENESIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54329	98-0583166
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification No.)
of incorporation

20271 Goldenrod Lane, Germantown, MD 20876
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in Item 5.07 of this Form 8-K Report, the stockholders of Orgenesis Inc. (the “Company”) approved the 2017 Equity Incentive Plan (the “2017 Plan”) at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting).

The description of the material terms of the Plan included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2016 (the “Company’s Proxy Statement”) for the 2016 Annual Meeting is incorporated by reference in this Form 8-K. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Plan which is filed as Annex A in the Company’s Proxy Statement and is also incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security holders

On May 11, 2017, the Company held its annual meeting of stockholders at 10:00 a.m. at the offices of Pearl Cohen Zedek Latzer Baratz LLP at 1500 Broadway, New York, NY. As of March 20, 2017, the record date for the 2017 Annual Meeting, there were 114,579,381 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 87,488,558 shares of common stock, or 76% of the shares entitled to vote, was present at the 2017 Annual Meeting. The final voting results of the 2017 Annual Meeting are set forth below.

1.          Proposal to elect directors to serve until the 2018 Annual Meeting of Stockholders.

The Company’s stockholders elected each of the Company’s six nominees for director to serve a term of one year to expire at the 2018 annual meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Vered Caplan	59,179,775	25,032,687	11,950	3,264,146
Guy Yachin	59,173,105	25,039,357	11,950	3,264,146
David Sidransky	59,179,775	25,032,687	11,950	3,264,146
Yaron Adler	59,173,105	25,039,357	11,950	3,264,146
Hugues Bultot	59,179,775	25,032,687	11,950	3,264,146
Ashish Nanda	59,173,105	25,039,357	11,950	3,264,146

2.          Proposal to adopt the 2017 Plan.

The Company’s stockholders approved the Company’s 2016 Plan, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,097,807	25,104,882	21,813	3,264,056

3.          Proposal to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers.

The Company’s stockholders approved, in a nonbinding and advisory vote, the compensation of its named executive officers as described in the Company’s Proxy Statement, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,122,006	25,078,518	23,888	3,264,146

4.          The results of the nonbinding advisory vote of the Company’s stockholders with respect to the frequency of nonbinding advisory votes on executive compensation, are as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
25,645,651	18,200	58,537,487	-	3,287,220

All proposals received the requisite number of votes and were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

By:

/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary

May 17, 2017